UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 27, 2010

Date of earliest event reported: January 26, 2010

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

1735 Market Street, Suite LL, Philadelphia, PA 19103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 26, 2010, Sunoco Logistics Partners L.P. (the “Partnership”) issued press releases announcing its financial results for the fourth quarter of 2009 and announcing the completion of the incentive distribution rights repurchase and exchange with its general partner, Sunoco Partners LLC. Copies of these press releases are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2010, the Partnership issued press releases announcing its financial results for the fourth quarter of 2009 and announcing the completion of the incentive distribution rights repurchase and exchange with its general partner, Sunoco Partners LLC. Additional information concerning the Partnership’s fourth quarter earnings was presented in a slide presentation to investors during a teleconference on January 27, 2010. A copy of the slide presentation is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01	Other Events.

On January 1, 2009, the Partnership adopted the provisions of Emerging Issues Task Force No. 07-4 Application of the Two-Class Method under FASB Statement No. 128, Earnings per Share, to Master Limited Partnerships (“EITF 07-4”). EITF 07-4 requires incentive distribution rights (“IDRs”) in a master limited partnership to be treated as participating securities for the purpose of computing earnings per unit. EITF 07-4 also requires that when earnings differ from cash distributions, undistributed or over distributed earnings are to be allocated to the IDR holders, the general partner, and limited partners based on the contractual terms of the partnership agreement. Previously, earnings per unit was calculated as if all earnings for the period had been distributed, which resulted in an additional allocation of income to the general partner (the IDR holder) in quarterly periods where earnings exceeded the actual distribution and a lesser allocation of income to the general partner in quarterly periods where distributions exceeded earnings.

The Partnership has retrospectively applied EITF 07-4 to all periods presented. The Partnership’s adoption of this guidance only impacts the allocation of earnings for purposes of calculating earnings per limited partner unit and has no impact on results of operations or distributions of available cash to unitholders and the general partner.

On January 1, 2009 the Partnership re-aligned its reporting segments. Prior to this date, the reporting segments were designated by geographic region. The Partnership has determined it more meaningful to functionally align its reporting segments. As such, the updated reporting segments as of January 1, 2009 are Refined Products Pipeline System, Terminal Facilities, and Crude Oil Pipeline System. The primary difference in the new reporting is the inclusion of approximately 120 miles of crude oil pipeline originating in Marysville Michigan, formerly included in the eastern area crude oil pipeline, with the Crude Oil Pipeline System (formerly the western area crude oil pipeline). For comparative purposes all prior period financial statement amounts have been recast to reflect the new segment reporting and do not impact consolidated net income.

The following table provides identifiable assets, capital expenditures and a condensed statement of income for the Marysville operation for the years ended December 31, 2006, 2007 and 2008 (in thousands):

	2006	2007	2008
Sales and other operating revenue:

Affiliates	$7,989	$10,030	$11,809

Unaffiliated customers	$6,380	$9,088	$10,519

Operating income	$13,613	$17,256	$23,745

Depreciation and amortization	$496	$829	$896

Capital expenditures	$13,924	$2,264	$364

Identifiable assets	$16,609	$32,608	$32,241

The following items from the Partnership’s Form 10-K for the year ended December 31, 2008, have been revised for the items described in this Item 8.01, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K as indicated below and are incorporated herein by reference:

•	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP (filed as Exhibit 23.1 hereto)

•	Item 6. Selected Financial Data (filed in Exhibit 99.4 hereto)

•	Item 8. Financial Statements and Supplementary Data (filed in Exhibit 99.4 hereto)

The Partnership has not otherwise updated for activities or events occurring after the date these items were originally presented.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

Exhibit 99.1	Fourth Quarter Earnings Press Release dated January 26, 2010.

Exhibit 99.2	IDR Transaction Press Release dated January 26, 2010.

Exhibit 99.3	Slide presentation given January 27, 2010 during investor conference.

Exhibit 99.4	Selected Financial Data, Financial Statements and Supplementary Data (revising Part II, Items 6 and 8 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008).

The information in this report, being furnished pursuant to Items 2.02, 7.01, and 9.01 related thereto, of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/S/ NEAL E. MURPHY
Neal E. Murphy Chief Financial Officer

January 27, 2010

Philadelphia, PA

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

Exhibit 99.1	Fourth Quarter Earnings Press Release dated January 26, 2010.

Exhibit 99.2	IDR Transaction Press Release dated January 26, 2010.

Exhibit 99.3	Slide presentation given January 27, 2010 during investor conference.

Exhibit 99.4	Selected Financial Data, Financial Statements and Supplementary Data (revising Part II, Items 6 and 8 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008).